Exhibit 23.1





              CONSENT OF INDEPENDENT PUBLIC ACCOUNTS
              --------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Amendment No. 3 registration statement of our report dated August 28,1995 included in U.S. Energy Corp.'s Form 10-K for the year ended May 31, 1995, and to all references to our firm included in this registration statement


                              s/ Arthur Andersen LLP

Denver, Colorado,
  February 26, 1996.